Line of Credit	9 Months Ended
Sep. 30, 2023
Line of Credit

12. Line of Credit

On September 14, 2023, the Company entered into an accounts receivable financing and security agreement with a maximum availability of $10 million for a three-year term with SLR Digital Finance, LLC (“the Facility”). The Facility matures on September 14, 2026. Interest accrues on the outstanding principal amount of the Facility at a rate equal to the greater of Prime plus 4.00% or 9.50%. The terms of the Facility provide for the lender to fund 85% of the purchased accounts receivable and carry various service fees.

During the three and nine months ended September 30, 2023, the Company accrued $16,067 in interest on the loan. On September 30, 2023, the principal and accrued interest were carried at $1,036,516. In addition, the Company incurred fees of $42,937 during the three and nine months ended September 30, 2023